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                                                                EXHIBIT 10.15(B)


                              AMENDMENT TO PROGRAM
                  LICENSE AND PROFESSIONAL SERVICES AGREEMENT

     This Amendment No. 1 (this "Amendment") is made as of 27 October 1999 by and between uBid, Inc., a Delaware corporation having its principal place of business at 2525 Busse Road, Elk Grove Village, IL 60007, U.S.A. ("uBid"), and LibertyOne Limited, an Australian corporation having its principal place of business at Level 2, 80 McLachlan Avenue, Rushcutters Bay, NSW 2011, Australia ("LibertyOne") (hereinafter referred to collectively as the "Parties" and individually as a "Party").

     WHEREAS, uBid and LibertyOne entered into a Program License and Professional Services Agreement on 6 June 1999 (the "Agreement") wherein uBid licensed its proprietary auction software to LibertyOne.

     WHEREAS, uBid and LibertyOne wish to amend Section 2.1 of the Agreement to allow LibertyOne to sublicense its rights and duties under the Agreement to joint ventures throughout the Licensed Territory (as such term is defined in the Agreement) in which LibertyOne holds no less than a fifty percent (50%) equity interest, and to further allow such sublicensees to sublicense their rights and duties under the Agreement to joint ventures throughout the Licensed Territory (as such term is defined in the Agreement) in which LibertyOne ultimately holds no less than fifty percent (50%) equity interest.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the Parties hereby agree as follows:

     1.  Section 2.1.  The last two sentences of Section 2.1 of the Agreement
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are hereby deleted and replaced with the following:

     Notwithstanding anything herein to the contrary, LibertyOne may sublicense its rights under Section 2.1 of this Agreement solely to other entities located in the Licensed Territory in which LibertyOne holds no less than a fifty percent (50%) equity interest but only for so long as LibertyOne retains no less than a fifty percent (50%) equity interest in such entities; provided, however, LibertyOne shall be responsible for ensuring that any sublicensee uses the Subject software in accordance with the terms and conditions set forth in this Agreement and shall be responsible for, and will indemnify and hold uBid harmless from the against, the acts and omissions of such sublicensees. Further, authorized sublicensees may sublicense their rights obtained by virtue of Section 2.1 of this Agreement solely to other entities located in the licensed Territory in which LibertyOne holds no less than a fifty percent (50%) equity interest but only for so long as LibertyOne retains no less than a fifty percent (50%) equity interested in such entities; provided, however, LibertyOne shall be responsible for ensuring that any such entities use the Subject Software in accordance with the terms and conditions set forth in this Agreement and shall be responsible for, and will indemnify and hold uBid harmless from and against, the acts and omissions of such entities. Except

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     as permitted by this Section 2.1, LibertyOne will not sublicense the rights and licenses granted by this Agreement. Any sublicense hereunder shall be in writing, shall be signed by sublicensor and sublicensee and shall contain restrictions on sublicensees commensurate with the restrictions imposed herein on LibertyOne. LibertyOne and any sublicensee shall, promptly upon entering into any sublicense agreement, provide written notice to uBid of the existence of such sublicense and the name and address of such sublicensee.

     2. General.  Except as expressly modified by this Amendment, all terms,
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conditions and provisions of the Agreement shall continue in full force and effect as set forth in the Agreement. Except as otherwise modified or defined herein, all capitalized terms in this Amendment have the same meanings as set forth in the Agreement. In the event of a conflict between the terms and conditions of the Agreement and the terms and conditions of this Amendment, the terms and conditions of this Amendment shall prevail. Each Party represents and warrants to the other Party that this Amendment has been duly authorized, executed and delivered by it and constitutes a valid and legally binding agreement with respect to the subject matter contained herein. Each Party agrees that the Agreement, as amended by this Amendment, constitutes the complete and exclusive statement of the agreement between the Parties, and supersedes all prior proposals and understandings, oral and written, relating to the subject matter contained herein. This Amendment shall not be modified or rescinded except in writing signed by the Parties.

          IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their duly authorized representatives:


LIBERTYONE LIMITED                          UBID, INC.



By:  [illegible]                            By:   /s/ J. D. Ludvigsen
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Name:  [illegible]                          Name:  J. D. Ludvigsen
     -----------------------------               -------------------------------

Title:  [illegible]                         Title:  VP--International
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